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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 18, 2005
                                                         ------------------


                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


             001-31940                                  25-1255406
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      (Commission File Number)             (IRS Employer Identification No.)


           One F.N.B. Boulevard, Hermitage, PA                16148
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          (Address of Principal Executive Offices)          (Zip Code)


                                 (724) 981-6000
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              (Registrant's telephone number, including area code)


            --------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective as of the close of business on February 18, 2005, NSD Bancorp, Inc. ("NSD"), a Pennsylvania corporation, merged with an into F.N.B. Corporation (the "Company"), a Florida corporation, pursuant to the Agreement and Plan of Merger dated October 14, 2004 (the "Merger Agreement") between the Company and NSD (the "Merger"). Also, NSD's wholly owned subsidiary, NorthSide Bank, was merged with and into First National Bank of Pennsylvania, a wholly owned subsidiary of the Company, effective as of the close of business on February 18, 2005. As of December 31, 2004, NSD had total assets of $505.5 million, total liabilities of $465.3 million and total stockholders' equity of $40.2 million.

As a result of the Merger, each outstanding share of NSD common stock was converted into the right to receive 1.8 shares of the Company's common stock. Therefore, the Company is issuing approximately 5.9 million shares of the Company's common stock as a result of the Merger. The Company included a copy of the Merger Agreement as Appendix A to the Company's Registration Statement on Form S-4, as amended, which the Company filed with the Securities and Exchange Commission (the "Commission") on January 13, 2005. The Merger Agreement is incorporated into this Item 2.01 by reference. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On February 18, 2005, the Company announced the appointment of David J. Malone to the Board of Directors. Mr. Malone was previously a director of NSD, which the Company acquired effective February 18, 2005. The Merger Agreement between the Company and NSD required the Company to appoint one director from NSD's Board of Directors to serve on the Company's Board of Directors. Mr. Malone has not been named to serve on any committees of the Company's Board of Directors at this time. Mr. Malone and his immediate family members do not have any reportable loans with the Company or its affiliates.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Under the rules of the Commission, no financial statements or pro forma financial statements are required to be filed with respect to the acquisition reported in Item 2.01 of this Current Report on Form 8-K.


Exhibits:

99.1 Press release dated February 18, 2005 announcing the completion of the merger of NSD Bancorp, Inc. with F.N.B. Corporation.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          F.N.B. CORPORATION
                                          (Registrant)



                                          By: /s/Brian F. Lilly
                                              -----------------------------
                                          Name:  Brian F. Lilly
                                          Title: Chief Financial Officer
                                                 (Principal Financial Officer)



Dated: February 24, 2005